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                                                                    EXHIBIT 4.78

                                  US UNWIRED
                               US UNWIRED INC.
       NUMBER                                                     SHARES

CLASS A COMMON STOCK
                            INCORPORATED UNDER THE
                          LAWS OF THE STATE OF LOUISIANA



                                                       CUSIP 90338R 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                        AND INFORMATION

THIS CERTIFIES THAT




is the registered holder of

       FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                         PAR VALUE $.01 PER SHARE OF

                               US UNWIRED INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:
         /s/ THOMAS G. HENNING                   /s/ WILLIAM L. HENNING, JR.
              SECRETARY                    CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                    [SEAL]


                                                COUNTERSIGNED AND REGISTERED:
                                                  FIRST CHICAGO TRUST COMPANY
                                                          OF NEW YORK
                                                  TRANSFER AGENT AND REGISTRAR

                                                BY

                                                     AUTHORIZED SIGNATURE

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                               US UNWIRED INC.

    US Unwired Inc. will furnish to any shareholder, upon request and without charge, a summary of the designations, relative rights, preferences and limitations of the shares of each class and of each series of each preferred or special class, so far as the same have been fixed, and the authority of the Board of Directors to establish other series and to fix the relative rights, preferences and limitations of the shares of any class or series by amendment of the Articles of Incorporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                        Shares
  ----------------------------------------------------------------------
  of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------


                             Signature(s)
                                           -------------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.


                 Signature(s) Guaranteed:
                                           -------------------------------------
                                           THE SIGNATURE(S) SHOULD BE
                                           GUARANTEED BY AN ELIGIBLE GUARANTOR
                                           INSTITUTION (BANK, STOCKBROKER,
                                           SAVINGS AND LOAN ASSOCIATION OR
                                           CREDIT UNION) WITH MEMBERSHIP IN AN
                                           APPROVED SIGNATURE MEDALLION
                                           PROGRAM, PURSUANT TO S.E.C. RULE
                                           17Ad-15.